Execution Version

AMENDMENT NO. 2
AMENDMENT NO. 2, dated as of February 8, 2017 (this “Amendment”), to the Credit Agreement, dated as of April 1, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”), among TOWNSQUARE MEDIA, INC., a Delaware corporation (the “Borrower”), each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), ROYAL BANK OF CANADA, as administrative agent and collateral agent (in such capacity, the “Administrative Agent”), and the other parties thereto. Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement.
WHEREAS, Section 11.1 of the Credit Agreement permits amendment of the Credit Agreement with consent of the Administrative Agent, the Borrower and the Lenders providing the relevant replacement term loan tranche to permit the refinancing of all outstanding Term Loans of any Class with a replacement term loan tranche thereunder;
WHEREAS, the Borrower desires, pursuant to Section 11.1 of the Credit Agreement, to create a new Class of Term B Loans (as defined herein) under the Credit Agreement having identical terms with and having the same rights and obligations under the Loan Documents as, and in the same aggregate principal amount as, the Initial Term Loans, as set forth in the Credit Agreement and Loan Documents, except as such terms are amended hereby;
WHEREAS, each Term Lender that executes and delivers a consent substantially in the form of Exhibit A hereto (a “Consent”) to exchange all (or such lesser amount allocated to it by the Amendment No. 2 Arranger (as defined below)) of its Initial Term Loans for Term B Loans (as defined herein) upon effectiveness of this Amendment and thereafter become a Term B Lender (as defined herein) shall be deemed to have consented to this Amendment;
WHEREAS, each Person that executes and delivers a joinder to this Amendment substantially in the form of Exhibit B (a “Joinder”) as an Additional Term B Lender (as defined herein) will make Term B Loans in the amount set forth on the signature page of such Person’s Joinder on the effective date of this Amendment to the Borrower, the proceeds of which will be used by the Borrower to repay in full the outstanding principal amount of Non-Exchanged Term Loans (as defined herein);
NOW, THEREFORE, in consideration of the premises and covenants contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
Section 1.Amendments Relating to the Term B Loans.
Effective as of the Amendment No. 2 Effective Date, the Credit Agreement is hereby amended as follows:
(a)    The following defined terms shall be added to Section 1.01 of the Credit Agreement in alphabetical order:

“Additional Term B Lender” means a Person with an Additional Tranche B Term Commitment to make Additional Term B Loans to the Borrower on the Amendment No. 2 Effective Date.
“Additional Term B Loan” means a Loan that is made pursuant to Section 2.1 of the Credit Agreement on the Amendment No. 2 Effective Date.
“Additional Tranche B Term Commitment” means, with respect to an Additional Term B Lender, the commitment of such Additional Term B Lender to make an Additional Term B Loan on the Amendment No. 2 Effective Date, in the amount set forth on Amendment No. 2 Joinder to Amendment No. 2. The aggregate amount of the Additional Tranche B Term Commitments of all Additional Term B Lenders shall equal the outstanding aggregate principal amount of Non-Exchanged Term Loans.
“Amendment No. 2” means Amendment No. 2 to the Credit Agreement dated as of the Amendment No. 2 Effective Date.
“Amendment No. 2 Arranger” means RBC Capital Markets, in its capacity as sole lead arranger and bookrunner with respect to Amendment No. 2.
“Amendment No. 2 Effective Date” means February 8, 2017, the date on which all conditions precedent set forth in Section 3 of Amendment No. 2 are satisfied.
“Amendment No. 2 Joinder” means the Joinder dated February 8, 2017 entered into on the Amendment No. 2 Effective Date among the Borrower, the Administrative Agent and each Additional Term B Lender.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Exchanged Term Loans” means each Initial Term Loan (or portion thereof) as to which the Rollover Term Lender thereof has consented to exchange into a Term B Loan and the Amendment No. 2 Arranger has allocated into a Term B Loan.
“Non-Exchanged Term Loan” means each Initial Term Loan (or portion thereof) other than an Exchanged Term Loan.
“Rollover Term Lender” means each Term Lender with an Initial Term Loan that has consented to exchange such Term Loan into a Term B Loan, and that has been allocated such Term B Loan by the Amendment No. 2 Arranger.
“Term B Lender” means a Lender with an outstanding Tranche B Term Commitment or an outstanding Term B Loan.
“Term B Loan” means an Additional Term B Loan or a Loan that is deemed made pursuant to Section 2.1.
“Tranche B Term Commitment” means, with respect to a Term Lender, the agreement of such Term Lender to exchange the entire principal amount of its Initial Term Loans (or such lesser amount allocated to it by the Amendment No. 2 Arranger) for an equal principal amount of Term B Loans on the Amendment No. 2 Effective Date.
“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
(b)    All references to “Initial Term Loan,” “Initial Term Loan Commitment” and “Term Lender” in the Credit Agreement and the Loan Documents shall be deemed to be references to “Term B Loan,” “Tranche B Term Commitment” and “Term B Lender,” respectively (other than any such references contained in (i) the introductory paragraphs to the Credit Agreement, (ii) the Incremental Amendment Agreement, (iii) Amendment No. 2, (iv) Sections 2.1(b), 2.5(b), 2.11(d)(ii) and 7.9 of the Credit Agreement and the definitions of “Initial Term Loan Commitment” and “Term Facility” in the Credit Agreement).
(c)     The definition of “Applicable Margin” in Section 1.1 of the Credit Agreement is hereby amended by deleting clause (x) in the first sentence of such definition and replacing it with the following:
“(x) the Term B Loans, a percentage equal to 2.00% per annum, in the case of Base Rate Loans, and 3.00% per annum, in the case of Eurodollar Rate Loans,”
(d)    The definition of “Arrangers” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:

““Arrangers” means RBC Capital Markets, Merrill Lynch, Pierce & Fenner Incorporated, SunTrust Robinson Humphrey, Inc., Macquarie Capital (USA) Inc. and Jefferies Finance LLC, in their capacities as joint lead arrangers and bookrunners under this Agreement, and the Amendment No. 2 Arranger.”
(e)    The definition of “Loan Documents” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:
““Loan Documents” means, collectively, this Agreement, any Notes, the Guaranty and Security Agreement, the Mortgages, the Fee Letter, the L/C Reimbursement Agreements, each Perfection Certificate, the Incremental Amendment Agreement, Amendment No. 2, each Amendment No. 2 Joinder and, when executed, each document executed by a Loan Party and delivered to the Administrative Agent, any Lender or any L/C Issuer in connection with or pursuant to any of the foregoing or the Obligations, together with any modification of any term, or any waiver with respect to, any of the foregoing, excluding in any event Secured Hedging Agreements and Secured Cash Management Agreements.”
(f)    The definition of “Non-Funding Lenders” in Section 1.1 of the Credit Agreement is hereby amended by deleting such definition and replacing it with the following:
““Non-Funding Lender” means any Lender that has (a) failed to fund any payments required to be made by it under the Loan Documents within two Business Days after any such payment is due (excluding expense and similar reimbursements that are subject to good faith disputes), (b) given written notice (and the Administrative Agent has not received a revocation in writing) to the Borrower, the Administrative Agent, any Lender, or the L/C Issuer or has otherwise publicly announced (and the Administrative Agent has not received notice of a public retraction) that such Lender believes it will fail to fund payments or purchases of participations required to be funded by it under the Loan Documents or one or more other syndicated credit facilities, (c) failed to fund, and not cured, loans, participations, advances, or reimbursement obligations under one or more other syndicated credit facilities, unless subject to a good faith dispute, or (d) (other than by way of an Undisclosed Administration) (i) become subject to a voluntary or involuntary case under the Bankruptcy Code or any similar bankruptcy laws, (ii) a custodian, conservator, receiver or similar official appointed for it or any substantial part of such Person’s assets, (iii) made a general assignment for the benefit of creditors, been liquidated, or otherwise been adjudicated as, or determined by any Governmental Authority having regulatory authority over such Person or its assets to be, insolvent or bankrupt, and for this clause (d), the Administrative Agent has determined that such Lender is reasonably likely to fail to fund any payments required to be made by it under the Loan Documents or (iv) become the subject of a Bail-In Action.”
(g)    Section 2.1 of the Credit Agreement is hereby amended by adding the following paragraphs to such Section:
“(c)    Exchanged Term Loans. On the terms and subject to the conditions contained in this Agreement and Amendment No. 2, each Rollover Term Lender severally agrees to exchange its Exchanged Term Loans for a like principal amount of Term B Loans on the Amendment No. 2 Effective Date.
(d)    Tranche B Term Commitments. On the terms and subject to the conditions contained in this Agreement and Amendment No. 2, each Additional Term B Lender severally agrees to make an Additional Term B Loan to the Borrower on the Amendment No. 2 Effective Date in the principal amount equal to its Additional Tranche B Term Commitment on the Amendment No. 2 Effective Date. The Borrower shall prepay the Non-Exchanged Term Loans with a like amount of the gross proceeds of the Additional Term B Loans, concurrently with the receipt thereof.
(e)    Term B Loans.
(i)    The Borrower shall pay to the Term Lenders immediately prior to the effectiveness of Amendment No. 2 all accrued and unpaid interest on the Initial Term Loans to, but not including, the Amendment No. 2 Effective Date on such Amendment No. 2 Effective Date.
(ii)    The Term B Loans shall have the same terms as the Initial Term Loans as set forth in the Credit Agreement and the Loan Documents before giving effect to Amendment No. 2, except as modified by Amendment No. 2; it being understood that the Term B Loans (and all principal, interest and other amounts in respect thereof) will constitute “Obligations” under the Credit Agreement and the other Loan Documents and shall have the same rights and obligations under the Credit Agreement and Loan Documents as the Initial Term Loans prior to the Amendment No. 2 Effective Date.
(iii)    The Tranche B Term Commitment of each Additional Term B Lender shall be automatically terminated on the Amendment No. 2 Effective Date upon the borrowing of the Additional Term B Loans on such date.”
(h)    Section 2.5(b) of the Credit Agreement is hereby amended by deleting such section and replacing it with the following:
“(b)    Mandatory. The Initial Term Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the funding of the Initial Term Loans on the Closing Date. The Tranche B Term Commitment of each Term Lender shall be automatically and permanently reduced to $0 upon the funding of the Term B Loans on the Amendment No. 2 Effective Date. The Revolving Credit Commitment of each Class shall automatically and permanently terminate on the Maturity Date with respect to such Class of Revolving Credit Commitments.”
(i)    Section 2.7(d) of the Credit Agreement is hereby amended by deleting such section and replacing it with the following:
“(d)    In the event that, on or prior to the date that is six (6) months after the Amendment No. 2 Effective Date, the Borrower (x) prepays, repays, refinances, substitutes or replaces any Term B Loans in connection with a Repricing Event (in each case other than in connection with a Change of Control or a Transformative Acquisition), or (y) effects any amendment, modification or waiver of, or consent under, this Agreement resulting in a Repricing Event (in each case other than in connection a Change of Control or a Transformative Acquisition), the Borrower shall pay to the Administrative Agent, for the ratable account of each of the applicable Lenders, (I) in the case of clause (x), a premium of 1.00% of the aggregate principal amount of the Term B Loans so prepaid, repaid, refinanced, substituted or replaced and (II) in the case of clause (y), a fee equal to 1.00% of the aggregate principal amount of the Term B Loans that are the subject of such Repricing Event outstanding immediately prior to such amendment, modification, waiver or consent.”
(j)    Section 7.9 of the Credit Agreement is hereby amended by adding the following paragraph to such Section:
“(c)    The Borrower will use the proceeds of all Term B Loans to refinance the Initial Term Loans.”
(k)    Article 11 of the Credit Agreement is hereby amended by add the following as a new section to such Article:
“Section 11.24    Acknowledgement and Consent to Bail-In of EEA Financial Institutions.
Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority.”
(l)    Notwithstanding anything to the contrary herein or in the Credit Agreement, the Term B Loans will initially be Eurodollar Rate Loans with an interest Period ending on March 31, 2017 and with a Eurodollar Rate of 1.00% per annum for such Interest Period. Each Term B Lender (including each Rollover Term Lender) waives any right to compensation for losses, expenses or liabilities incurred by such Lender to which it may otherwise have been entitled pursuant to Section 2.16(a) of the Credit Agreement in respect of the transactions contemplated hereby. In addition, each Term B Lender (including each Rollover Term Lender) party hereto hereby agrees that this Amendment shall constitute notice of the initial Borrowing of Term B Loans required under Section 2.2(a)(ii) of the Credit Agreement, and each Term B Lender (including each Rollover Term Lender) party hereto hereby waives any prior notice requirement under Section 2.2(a)(ii) of the Credit Agreement.

Section 2.    Representations and Warranties.
By its execution of this Amendment, each Loan Party party hereto represents and warrants to the Administrative Agent as of the Amendment No. 2 Effective Date (before and after giving effect to this Amendment) that:
(a)    from and after its delivery to the Administrative Agent, this Amendment has been duly authorized, executed and delivered by it and constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization moratorium or similar laws limiting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(b)    the execution, delivery and performance by such Loan Party of the Amendment is within such Loan Party’s corporate or similar powers, have been, at the time of execution thereof, duly authorized by all necessary corporate or similar action and do not (a) contravene the terms of any of such Person’s Constituent documents, or (b) violate any applicable Requirement of Law, except to the extent that such violation or contravention could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(c)    all representations and warranties set forth in any Loan Document are true and correct, both before and after giving effect to the Term B Loans and this Amendment, in all material respects (but in all respects if such representation or warranty is qualified by “material” or “Material Adverse Effect”) on and as of the Amendment No. 2 Effective Date or, to the extent such representations and warranties expressly relate to an earlier date, on and as of such earlier date and except that the representations and warranties contained in Section 4.4(a) of the Credit Agreement shall be deemed to refer to the most recent financial statements furnished pursuant to Section 6.1(c) of the Credit Agreement, respectively, prior to the Amendment No. 2 Effective Date; and
(d)    no Default or Event of Default has occurred and is continuing.
Section 3.    Conditions to Effectiveness.
This Amendment shall become effective on the date on which each of the following conditions is satisfied:
(a)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified, and each executed by a Responsible Officer of the Borrower and the Guarantors, as applicable:
(1)    executed counterparts of this Amendment; and
(2)    a Term Note executed by the Borrower in favor of each Lender requesting a Term Note at least two (2) Business Days prior to the Amendment No. 2 Effective Date, if any.

(b)    The Administrative Agent’s receipt of the following, each of which shall be originals or facsimiles or electronic copies (followed promptly by originals) unless otherwise specified;
(1)    an opinion of Sullivan & Cromwell LLP, counsel for the Borrower (addressed to the Administrative Agent and the Lenders and dated the Amendment No. 2 Effective Date);
(2)    either (x) a copy of each Constituent Document of each Loan Party that is on file with any Governmental Authority in any jurisdiction, certified as of a recent date by such Governmental Authority, or (y) confirmation from each Loan Party that there has been no change to such Constituent Document since last delivered to the Administrative Agent or certified as unchanged since last delivered to the Administrative Agent, in each case on September 1, 2015 or October 8, 2015, as applicable, together with, if applicable, certificates attesting to the good standing (to the extent available in such jurisdiction) of each Loan Party in such jurisdiction, other than for those Guarantors where the failure to be in good standing could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(3)    a certificate of the secretary or other officer of each Loan Party in charge of maintaining books and records of such Loan Party certifying as to (A) the names and signatures of each officer of such Loan Party authorized to execute and deliver this Amendment, (B) either (x) the Constituent Documents of such Loan Party attached to such certificate are complete and correct copies of such Constituent Documents as in effect on the date of such certification or (y) that there has been no change to such Constituent Document since last delivered to the Administrative Agent or certified as unchanged since last delivered to the Administrative Agent, in each case on September 1, 2015 or October 8, 2015, as applicable, and (C) the resolutions of such Loan Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Amendment;
(4)    a good standing certificate (to the extent such concept is known in the relevant jurisdiction) from the applicable Governmental Authority of the Borrower’s and the Guarantors’ respective jurisdiction of incorporation, organization or formation dated a recent date prior to the Amendment No. 2 Effective Date, other than for those Guarantors where the failure to be in good standing could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;
(5)    a certificate signed by a Responsible Officer of the Borrower certifying as to the satisfaction of the conditions set forth in paragraphs (f) and (g) of this Section 3 and that the Term B Loans meet the requirements and conditions to be Replacement Term Loans; and
(c)    The aggregate principal amount of the Exchanged Term Loans plus the aggregate principal amount of the Additional Tranche B Term Commitments shall equal the aggregate principal amount of the outstanding Initial Term Loans immediately prior to the effectiveness of this Amendment.

(d)    The Borrower shall have paid to the Administrative Agent, for the ratable account of the Term Lenders immediately prior to or substantially concurrently with the Amendment No. 2 Effective Date, all accrued and unpaid interest on the Initial Term Loans to, but not including, the Amendment No. 2 Effective Date on the Amendment No. 2 Effective Date.
(e)    All reasonable, documented and invoiced out-of-pocket fees and expenses due to the Administrative Agent, the Amendment No. 2 Arranger and the Lenders required to be paid on the Amendment No. 2 Effective Date (including pursuant to Section 4 hereof) shall have been paid. In addition, all accrued and unpaid interest with respect to all Initial Term Loans (including the Exchanged Term Loans) shall have been paid to the relevant Term Lenders on the Amendment No. 2 Effective Date.
(f)    No Default or Event of Default shall exist, or would result from the Amendment and related Borrowing or from the application of the proceeds therefrom.
(g)    The representations and warranties set forth Section 2 are true and correct.
(h)    To the extent requested by a Term B Lender in writing not less than three (3) Business Days prior to the Amendment No. 2 Effective Date, the Administrative Agent shall have received, prior to the effectiveness of this Amendment, all documentation and other information with respect to the Borrower required by regulatory authorities under applicable “know-your-customer” and anti-money laundering rules and regulations, including without limitation the USA PATRIOT Act of 2001 (31 U.S.C. 5318 et seq.).
(i)    The Administrative Agent shall have received a Notice of Borrowing in accordance with Section 2.2 of the Credit Agreement.
(j)    The Administrative Agent shall have received a Notice of Repayment/Prepayment/Cancellation in accordance with Section 2.13(e) of the Credit Agreement.
(k)    The Administrative Agent shall have received the executed counterparts of the Joinder executed by the Borrower and each Additional Term B Lender.
The Administrative Agent shall notify the Borrower and the Lenders of the Amendment No. 2 Effective Date and such notice shall be conclusive and binding.
Section 4.    Expenses.
The Borrower agrees to reimburse the Administrative Agent for its reasonable, documented and invoiced out-of-pocket expenses incurred by them in connection with this Amendment, including the reasonable, documented and invoiced fees, charges and disbursements of Cahill Gordon & Reindel LLP, counsel for the Administrative Agent.
Section 5.    Execution in Counterparts.
This Amendment may be executed in any number of counterparts and by different parties hereto in different counterparts, each of which shall constitute an original, but all of which when taken together shall constitute one and the same agreement.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart. This Amendment shall become effective when it has been executed by the Administrative Agent and when the Administrative Agent has received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Amendment by telecopier, .pdf or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.
Section 6.    Governing Law and Waiver of Right to Trial by Jury.
THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK (WITHOUT RESPECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK). The jurisdiction and waiver of right to trial by jury provisions in Sections 11.14 and 11.15 of the Credit Agreement are incorporated herein by reference mutatis mutandis.
Section 7.    Headings.
The headings of the several Sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
Section 8.    Effect of Amendment.
Except as expressly set forth herein, this Amendment shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. As of the Amendment No. 2 Effective Date, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder,” “thereof” and words of like import), shall mean and be a reference to the Credit Agreement as amended hereby, and this Amendment and the Credit Agreement shall be read together and construed as a single instrument. This Amendment shall constitute a Loan Document. The parties hereto hereby consent to the Amendment upon the terms set forth herein. Upon the effectiveness of this Amendment, all conditions and requirements set forth in the Credit Agreement or the other Loan Documents relating to the Amendment shall be deemed satisfied and the Term B Loans shall be deemed arranged and consummated in accordance with the terms of the Credit Agreement and the other Loan Documents. The parties hereto acknowledge and agree that the amendment of the Credit Agreement pursuant to this Amendment and all other Loan Documents amended and/or executed and delivered in connection herewith shall not constitute a novation of the Credit Agreement and the other Loan Documents as in effect prior to the Amendment No. 2 Effective Date.
Section 9.    Acknowledgement and Affirmation.
(a)    Each Loan Party confirms for the benefit of the Secured Parties that the guarantee and indemnities under the Credit Agreement and the Guaranty and Security Agreement, as applicable, given by such Loan Party (the “Guaranty Obligations”) shall remain in full force and effect notwithstanding the occurrence of the Amendment No. 2 Effective Date or any other additions, amendments, substitution, or supplements of or to the Loan Documents and the imposition of any amended, new or more onerous obligations under the Loan Documents in relation to any Loan Party and that the Guaranty Obligations extend to any new obligations assumed by any Loan Party under the Loan Documents (including without limitation the Term B Loans and the Credit Agreement as amended by this Amendment), subject to the limitations set out in any Guaranty.
(b)    Each Loan Party confirms for the benefit of the Administrative Agent, the Collateral Agent and the Secured Parties that:
(i)    any Lien in respect of the obligations of any of the Loan Parties under the Loan Documents (or any of them) which has been created by such Loan Party in favor of the Collateral Agent or the Secured Parties, as the case may be, pursuant to the Guaranty and Security Agreement and each other document to which such Loan Party is a party that purports to grant a Lien in favor of the Collateral Agent or the Secured Parties (together with the Guaranty and Security Agreement, the “Collateral Documents”) shall remain and continue in full force and effect in accordance with its terms notwithstanding the occurrence of the Amendment No. 2 Effective Date and shall extend to any new obligations assumed by any Loan Party under the Term B Loans, the Credit Agreement as amended by this Amendment and this Amendment (including, for the avoidance of doubt, any guaranty), subject to the limitations set out in those Collateral Documents or any other Loan Document;
(ii)    the obligations of the Loan Parties arising under the Term B Loans, the Credit Agreement as amended by this Amendment and this Amendment (including, for the avoidance of doubt, any guaranty) are included in the Obligations subject to any limitations set out in any Loan Document;
(iii)    it undertakes with respect to paragraph (a) above and this paragraph (b), to do all such acts or execute all such documents the Collateral Agent may reasonably require in order to ensure that the existing Liens under the Collateral Documents continues to be in full force and effect and extends to any new Obligations assumed by any Loan Party under the Term B Loans, the Credit Agreement, as amended by this Amendment, and this Amendment (including, for the avoidance of doubt, any guaranty); and
(iv)    all references to the “Credit Agreement”, “Loan Documents”, “Loan” or its equivalent in the existing Collateral Documents or in any guaranty is a reference to the Credit Agreement as amended by this Amendment to inter alia include the Term B Loans.
(c)    No part of this Amendment is intended to or will create a registrable Lien.
Section 10.    Tax Matters
The parties hereto shall treat all of the Term B Loans (whether issued for cash or in exchange for Initial Term Loans) as one fungible tranche for U.S. federal income tax purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

TOWNSQUARE MEDIA, INC.,
as Borrower

By: /s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President, Chief Financial Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

BRYTON ACQUISITION COMPANY, LLC
GAP BROADCASTING BURLINGTON LICENSE, LLC
GAP BROADCASTING BURLINGTON, LLC
GAP BROADCASTING MIDLAND-ODESSA LICENSE, LLC
GAP BROADCASTING MIDLAND-ODESSA, LLC
HEARTLAND GROUP LLC
HOLLYWOOD ATTRACTIONS, LLC
LYLA ACQUISITION COMPANY, LLC
LYLA INTERMEDIATE HOLDING, LLC
MID-AMERICA SHOWS DELAWARE, LLC
MID-AMERICA SHOWS TRANSPORTATION, LLC
MILLENNIUM ATLANTIC CITY II HOLDCO, LLC
NORTH AMERICAN MIDWAY ENTERTAINMENT-CATERING SOUTH, LLC
NORTH AMERICAN MIDWAY ENTERTAINMENT - AMUSEMENT SOUTH, LLC
NORTH AMERICAN MIDWAY ENTERTAINMENT LLC
NORTH AMERICAN MIDWAY ENTERTAINMENT-ALL-STAR AMUSEMENT, LLC
NORTH AMERICAN MIDWAY ENTERTAINMENT-ASTRO AMUSEMENT, LLC
NORTH AMERICAN MIDWAY ENTERTAINMENT-CANADA HOLDINGS, INC.
NORTH AMERICAN MIDWAY ENTERTAINMENT-SHOWS SOUTH, LLC
NORTH AMERICAN MIDWAY ENTERTAINMENT-SOUTHEAST, LLC
REGENT LICENSEE OF CHICO, INC.
REGENT LICENSEE OF ERIE, INC.
REGENT LICENSEE OF FLAGSTAFF, INC.
REGENT LICENSEE OF KINGMAN, INC.
REGENT LICENSEE OF LAKE TAHOE, INC.
REGENT LICENSEE OF LEXINGTON, INC.
REGENT LICENSEE OF PALMDALE, INC.
REGENT LICENSEE OF REDDING, INC.
REGENT LICENSEE OF SAN DIEGO, INC.
REGENT LICENSEE OF SOUTH CAROLINA, INC.
REGENT LICENSEE OF WATERTOWN, INC.
SPECIAL EVENTS MANAGEMENT, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND II, LLC
TOWNSQUARE ACTIVE EVENTS, LLC

TOWNSQUARE BEVERAGE, LLC
TOWNSQUARE COMMERCE, LLC
TOWNSQUARE EXPERIENTIAL, LLC
TOWNSQUARE EXPOS, LLC
TOWNSQUARE INTERACTIVE, LLC
TOWNSQUARE LIFESTYLE EVENTS, LLC
TOWNSQUARE LIVE EVENTS COLORADO, LLC
TOWNSQUARE LIVE EVENTS INTERNATIONAL, LLC
TOWNSQUARE LIVE EVENTS MINNESOTA, LLC
TOWNSQUARE LIVE EVENTS MONTANA, LLC
TOWNSQUARE LIVE EVENTS TEXAS, LLC
TOWNSQUARE LIVE EVENTS WISCONSIN, LLC
TOWNSQUARE LIVE EVENTS, LLC
TOWNSQUARE LIVE PRODUCTIONS, LLC
TOWNSQUARE MANAGEMENT COMPANY, LLC
TOWNSQUARE MEDIA 2010, INC.
TOWNSQUARE MEDIA ABILENE LICENSE, LLC
TOWNSQUARE MEDIA ABILENE, LLC
TOWNSQUARE MEDIA ACQUISITION III, LLC
TOWNSQUARE MEDIA ACQUISITION IV, LLC
TOWNSQUARE MEDIA AMARILLO LICENSE, LLC
TOWNSQUARE MEDIA AMARILLO, LLC TOWNSQUARE MEDIA ATLANTIC CITY II LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY II, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III HOLDCO, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY III, LLC
TOWNSQUARE MEDIA ATLANTIC CITY LICENSE, LLC
TOWNSQUARE MEDIA ATLANTIC CITY, LLC
TOWNSQUARE MEDIA AUGUSTA WATERVILLE LICENSE, LLC
TOWNSQUARE MEDIA AUGUSTA WATERVILLE, LLC
TOWNSQUARE MEDIA BANGOR LICENSE, LLC
TOWNSQUARE MEDIA BANGOR, LLC
TOWNSQUARE MEDIA BATTLE CREEK LICENSE LLC
TOWNSQUARE MEDIA BATTLE CREEK LLC
TOWNSQUARE MEDIA BILLINGS LICENSE, LLC
TOWNSQUARE MEDIA BILLINGS, LLC

TOWNSQUARE MEDIA BINGHAMPTON LICENSE, LLC
TOWNSQUARE MEDIA BINGHAMPTON, LLC
TOWNSQUARE MEDIA BISMARCK LICENSE, LLC
TOWNSQUARE MEDIA BISMARCK, LLC
TOWNSQUARE MEDIA BOISE LICENSE, LLC
TOWNSQUARE MEDIA BOISE, LLC
TOWNSQUARE MEDIA BOZEMAN LICENSE, LLC
TOWNSQUARE MEDIA BOZEMAN, LLC
TOWNSQUARE MEDIA BROADCASTING, LLC
TOWNSQUARE MEDIA CASPER LICENSE, LLC
TOWNSQUARE MEDIA CASPER, LLC
TOWNSQUARE MEDIA CEDAR RAPIDS LICENSE LLC
TOWNSQUARE MEDIA CEDAR RAPIDS LLC
TOWNSQUARE MEDIA CHEYENNE LICENSE, LLC
TOWNSQUARE MEDIA CHEYENNE, LLC
TOWNSQUARE MEDIA DANBURY LICENSE LLC
TOWNSQUARE MEDIA DANBURY LLC
TOWNSQUARE MEDIA DUBUQUE LICENSE, LLC
TOWNSQUARE MEDIA DUBUQUE, LLC
TOWNSQUARE MEDIA DULUTH LICENSE, LLC
TOWNSQUARE MEDIA DULUTH, LLC
TOWNSQUARE MEDIA FARIBAULT LICENSE LLC
TOWNSQUARE MEDIA FARIBAULT LLC
TOWNSQUARE MEDIA GRAND JUNCTION LICENSE, LLC
TOWNSQUARE MEDIA GRAND JUNCTION, LLC
TOWNSQUARE MEDIA KALAMAZOO LICENSE LLC
TOWNSQUARE MEDIA KALAMAZOO LLC
TOWNSQUARE MEDIA KILLEEN-TEMPLE LICENSE, LLC
TOWNSQUARE MEDIA LAKE CHARLES LICENSE, LLC
TOWNSQUARE MEDIA LAKE CHARLES, LLC
TOWNSQUARE MEDIA LANSING LICENSE LLC
TOWNSQUARE MEDIA LANSING LLC
TOWNSQUARE MEDIA LARAMIE LICENSE, LLC
TOWNSQUARE MEDIA LARAMIE, LLC
TOWNSQUARE MEDIA LAWTON LICENSE, LLC
TOWNSQUARE MEDIA LAWTON, LLC
TOWNSQUARE MEDIA LICENSEE OF ALBANY AND LAFAYETTE, INC.

TOWNSQUARE MEDIA LICENSEE OF PEORIA, INC.
TOWNSQUARE MEDIA LICENSEE OF ST. CLOUD, INC.
TOWNSQUARE MEDIA LICENSEE OF UTICA/ROME, INC.
TOWNSQUARE MEDIA LUBBOCK LICENSE, LLC
TOWNSQUARE MEDIA LUBBOCK, LLC
TOWNSQUARE MEDIA LUFKIN LICENSE, LLC
TOWNSQUARE MEDIA LUFKIN, LLC
TOWNSQUARE MEDIA MISSOULA LICENSE, LLC
TOWNSQUARE MEDIA MISSOULA, LLC
TOWNSQUARE MEDIA MONMOUTH-OCEAN LICENSE, LLC
TOWNSQUARE MEDIA MONMOUTH-OCEAN, LLC
TOWNSQUARE MEDIA NEW BEDFORD LICENSE, LLC
TOWNSQUARE MEDIA NEW BEDFORD, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND II LICENSE, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND LICENSE, LLC
TOWNSQUARE MEDIA ODESSA-MIDLAND, LLC
TOWNSQUARE MEDIA OF ALBANY AND LAFAYETTE, INC.
TOWNSQUARE MEDIA OF ALBANY, INC.
TOWNSQUARE MEDIA OF BUFFALO, INC.
TOWNSQUARE MEDIA OF EL PASO, INC.
TOWNSQUARE MEDIA OF EVANSVILLE/OWENSBORO, INC.
TOWNSQUARE MEDIA OF FLINT, INC
TOWNSQUARE MEDIA OF FT. COLLINS AND GRAND RAPIDS, LLC
TOWNSQUARE MEDIA OF FT. COLLINS, INC.
TOWNSQUARE MEDIA OF GRAND RAPIDS, INC.
TOWNSQUARE MEDIA OF KILLEEN-TEMPLE, INC.
TOWNSQUARE MEDIA OF LAFAYETTE, LLC
TOWNSQUARE MEDIA OF MIDWEST, LLC
TOWNSQUARE MEDIA OF PRESQUE ISLE, INC.
TOWNSQUARE MEDIA OF ST. CLOUD, INC.
TOWNSQUARE MEDIA OF UTICA/ROME, INC.
TOWNSQUARE MEDIA ONEONTA LICENSE, LLC
TOWNSQUARE MEDIA ONEONTA, LLC

TOWNSQUARE MEDIA POCATELLO LICENSE, LLC
TOWNSQUARE MEDIA POCATELLO, LLC
TOWNSQUARE MEDIA PORTLAND LICENSE LLC
TOWNSQUARE MEDIA PORTLAND LLC
TOWNSQUARE MEDIA PORTSMOUTH LICENSE LLC
TOWNSQUARE MEDIA PORTSMOUTH LLC
TOWNSQUARE MEDIA POUGHKEEPSIE LICENSE, LLC
TOWNSQUARE MEDIA POUGHKEEPSIE, LLC
TOWNSQUARE MEDIA PRESQUE ISLE LICENSE, LLC
TOWNSQUARE MEDIA QUAD CITIES LICENSE LLC
TOWNSQUARE MEDIA QUAD CITIES LLC
TOWNSQUARE MEDIA QUINCY-HANNIBAL LICENSE, LLC
TOWNSQUARE MEDIA QUINCY-HANNIBAL, LLC
TOWNSQUARE MEDIA ROCHESTER LICENSE LLC
TOWNSQUARE MEDIA ROCHESTER LLC
TOWNSQUARE MEDIA ROCKFORD LICENSE LLC
TOWNSQUARE MEDIA ROCKFORD LLC
TOWNSQUARE MEDIA SAN ANGELO LICENSE, LLC
TOWNSQUARE MEDIA SAN ANGELO, LLC
TOWNSQUARE MEDIA SEDALIA LICENSE, LLC
TOWNSQUARE MEDIA SEDALIA, LLC
TOWNSQUARE MEDIA SHELBY LICENSE, LLC
TOWNSQUARE MEDIA SHELBY, LLC
TOWNSQUARE MEDIA SHREVEPORT LICENSE, LLC
TOWNSQUARE MEDIA SHREVEPORT, LLC
TOWNSQUARE MEDIA SIOUX FALLS LICENSE, LLC
TOWNSQUARE MEDIA SIOUX FALLS, LLC
TOWNSQUARE MEDIA TEXARKANA LICENSE, LLC
TOWNSQUARE MEDIA TEXARKANA, LLC
TOWNSQUARE MEDIA TRENTON LICENSE, LLC
TOWNSQUARE MEDIA TRENTON, LLC
TOWNSQUARE MEDIA TRI-CITIES LICENSE, LLC
TOWNSQUARE MEDIA TRI-CITIES, LLC
TOWNSQUARE MEDIA TUSCALOOSA LICENSE, LLC
TOWNSQUARE MEDIA TUSCALOOSA, LLC
TOWNSQUARE MEDIA TWIN FALLS LICENSE, LLC
TOWNSQUARE MEDIA TWIN FALLS, LLC
TOWNSQUARE MEDIA TYLER LICENSE, LLC
TOWNSQUARE MEDIA TYLER, LLC
TOWNSQUARE MEDIA VICTORIA LICENSE, LLC

TOWNSQUARE MEDIA VICTORIA, LLC
TOWNSQUARE MEDIA WATERLOO LICENSE LLC
TOWNSQUARE MEDIA WATERLOO LLC
TOWNSQUARE MEDIA WEST CENTRAL RADIO BROADCASTING, LLC
TOWNSQUARE MEDIA WEST CENTRAL HOLDINGS, LLC
TOWNSQUARE MEDIA WEST CENTRAL INTERMEDIATE HOLDINGS, LLC
TOWNSQUARE MEDIA WICHITA FALLS LICENSE, LLC
TOWNSQUARE MEDIA WICHITA FALLS, LLC
TOWNSQUARE MEDIA YAKIMA LICENSE, LLC
TOWNSQUARE MEDIA YAKIMA, LLC
TOWNSQUARE MMN, LLC
TOWNSQUARE NEW JERSEY HOLDCO, LLC
TOWNSQUARE NEXT, LLC
TOWNSQUARE RADIO HOLDINGS, LLC
TOWNSQUARE RADIO, INC.
TOWNSQUARE RADIO, LLC
ZADER ACQUISITION COMPANY LLC

GUARANTORS,
as a Loan Party

By: /s/ Stuart Rosenstein
Name: Stuart Rosenstein
Title: Executive Vice President, Chief Financial Officer and Secretary

[SIGNATURE PAGE TO AMENDMENT NO. 1]

ROYAL BANK OF CANADA,
as Administrative Agent

By: /s/ Rodica Dutka
Name: Rodica Dutka
Title: Manager, Agency

[SIGNATURE PAGE TO AMENDMENT NO. 1]

EXHIBIT A

CONSENT TO AMENDMENT NO. 2

CONSENT (this “Consent”) to Amendment No. 2 (the “Amendment”) to the Credit Agreement, dated as of April 1, 2015 (as amended, supplemented, amended and restated or otherwise modified from time to time) (the “Credit Agreement”), among Towsquare Media, Inc., a Delaware corporation, each Lender from time to time party thereto, Royal Bank of Canada, as administrative agent and collateral agent, and the other parties thereto. Capitalized terms used in this Consent but not defined in this Consent have the meanings assigned to such terms in the Credit Agreement (as amended by the Amendment).

Existing Lenders of Term B Loans. The undersigned Term Lender hereby irrevocably and unconditionally approves the Amendment and consents as follows (check ONE option):
Cashless Settlement Option
  ☐ to convert 100% of the outstanding principal amount of the Initial Term Loans held by such Term Lender (or such lesser amount allocated to such Term Lender by the Amendment No. 2 Arranger) into Term B Loans in a like principal amount.

Post-Closing Settlement Option
   ☐ to have 100% of the outstanding principal amount of the Initial Term Loans held by such Term Lender prepaid on the Amendment No. 2 Effective Date and purchase by assignment the principal amount of Term B Loans committed to separately by the undersigned (or such lesser amount allocated to such Term Lender by the Amendment No. 2 Arranger).

IN WITNESS WHEREOF, the undersigned has caused this Consent to be executed and delivered by a duly authorized signatory.
________________________________________,
as a Lender (type name of the legal entity)
By: ________________________________
Name:
Title:
If a second signature is necessary:
By: ________________________________
Name:
Title:
Name of Fund Manager (if any):__________________

EXHIBIT B

JOINDER AGREEMENT
JOINDER AGREEMENT, dated as of February 8, 2017 (this “Agreement”), by and among ROYAL BANK OF CANADA (the “Term B Lender”), TOWNSQUARE MEDIA, INC., a Delaware corporation (the “Borrower”), and ROYAL BANK OF CANADA (the “Administrative Agent”).
RECITALS:
WHEREAS, reference is hereby made to (i) the Credit Agreement, dated as of September 1, 2015 (the “Credit Agreement”), by and among TOWNSQUARE MEDIA, INC., a Delaware corporation (the “Borrower”), ROYAL BANK OF CANADA, as administrative agent and collateral agent (the “Administrative Agent”), the Lenders from time to time party thereto and the other parties thereto and (ii) Amendment No. 2 to the Credit Agreement, dated as of February 8, 2017. Capitalized terms used but not defined herein having the meaning provided in the Credit Agreement (as amended by Amendment No. 2);
WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may establish Additional Tranche B Term Commitments (the “Additional Tranche B Term Commitments”) with existing Term Lenders and/or Additional Term B Lenders; and
WHEREAS, subject to the terms and conditions of the Credit Agreement, Additional Term B Lenders shall become Lenders pursuant to one or more Joinder Agreements;
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
Each Additional Term B Lender hereby agrees to provide the Additional Tranche B Term Commitment set forth on its signature page hereto pursuant to and in accordance with Section 2.1 of the Credit Agreement. The Additional Tranche B Term Commitment provided pursuant to this Agreement shall be subject to all of the terms in the Credit Agreement and to the conditions set forth in the Credit Agreement, and shall be entitled to all the benefits afforded by the Credit Agreement and the other Loan Documents, and shall, without limiting the foregoing, benefit equally and ratably from the Guarantees and security interests created by the Collateral Documents
Each Additional Term B Lender, the Borrower and the Administrative Agent acknowledge and agree that the Additional Tranche B Term Commitment provided pursuant to this Agreement shall constitute Tranche B Term Commitments for all purposes of the Credit Agreement and the other applicable Loan Documents. Each Additional Term B Lender hereby agrees to make an Additional Term B Loan to the Borrower in an amount equal to its Additional Tranche B Term Commitment on the Amendment No. 2 Effective Date in accordance with Section 2.1 of the Credit Agreement.
Each Additional Term B Lender (i) confirms that it has received a copy of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement; (ii) agrees that it will, independently and without reliance upon the Administrative Agent, the Arrangers or any other Additional Term B Lender or any other Lender or Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers and discretion under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; and (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender.
Upon (i) the execution of a counterpart of this Agreement by each Additional Term B Lender, the Administrative Agent and the Borrower and (ii) the delivery to the Administrative Agent of a fully executed counterpart (including by way of telecopy or other electronic transmission) hereof, each of the undersigned Additional Term B Lenders shall become Lenders under the Credit Agreement and shall have the respective Additional Tranche B Term Commitment set forth on its signature page hereto, effective as of the Amendment No. 2 Effective Date.
For each Additional Term B Lender, delivered herewith to the Administrative Agent are such forms, certificates or other evidence with respect to United States federal income tax withholding matters as such Additional Term B Lender may be required to deliver to the Administrative Agent pursuant to Section 10.8(c) of the Credit Agreement.
This Agreement may not be amended, modified or waived except by an instrument or instruments in writing signed and delivered on behalf of each of the parties hereto.
This Agreement, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties or any of them with respect to the subject matter hereof.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (WITHOUT RESPECT TO THE PRINCIPLES OF CONFLICTS OF LAWS THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK).
Any term or provision of this Agreement which is invalid or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of such invalidity or unenforceability without rendering invalid or unenforceable the remaining terms and provisions of this Agreement or affecting the validity or enforceability of any of the terms or provisions of this Agreement in any other jurisdiction. If any provision of this Agreement is so broad as to be unenforceable, the provision shall be interpreted to be only so broad as would be enforceable.
This Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

B-2

IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Joinder Agreement as of [    ], 2017.
ROYAL BANK OF CANADA
By:
Name:
Title:

Additional Tranche B Term Commitments:
$[    ]
TOWNSQUARE MEDIA, INC.
By:
Name:
Title:

B-3

Accepted:

ROYAL BANK OF CANADA,
as Administrative Agent

By:	Name: Title:

B-4